UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

Central Federal Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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2923 Smith Road	Fairlawn, Ohio 44333	330.666.7979

April 15, 2013

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation which will be held at Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 16, 2013 at 10:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions stockholders may have regarding the business to be transacted. In addition, the Meeting will include management’s report on the Company’s financial performance for 2012. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 5, 2013, their duly appointed proxies and guests of the Board of Directors and management.

Your vote is very important. Whether or not you expect to attend the Meeting, please read the enclosed Proxy Statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting and are a stockholder of record, or hold a legal proxy from your bank or broker, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors, management and all of the employees of Central Federal Corporation, thank you for your continued interest and support.

Sincerely yours,

Timothy T. O’Dell

Chief Executive Officer

CENTRAL FEDERAL CORPORATION

2923 Smith Road

Fairlawn, Ohio 44333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 16, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation (the “Company”) will be held at the Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 16, 2013 at 10:00 a.m., local time, for the following purposes

1.	To elect three (3) Directors to serve for terms of three (3) years each;

2.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

3.	To conduct an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers;

4.	To approve the First Amendment to the Central Federal Corporation 2009 Equity Compensation Plan to increase the number of shares of common stock reserved for awards thereunder from 200,000 to 1,500,000;

5.	To ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013; and

6.	To transact such other business as may properly come before the 2013 Annual Meeting and any adjournment(s) thereof.

Record holders of the common stock of the Company at the close of business on April 5, 2013 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting. A list of stockholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 2923 Smith Road, Fairlawn, Ohio 44333.

Included with this Notice are the Company’s Proxy Statement for the Annual Meeting, a form of proxy card and the Company’s 2012 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 16, 2013: The Company’s Proxy Statement for the Annual Meeting, the form of proxy card and the Company’s 2012 Annual Report to Stockholders are available at http://CFBankonline.com/secproxy.

BY THE ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

Chief Executive Officer

Fairlawn, Ohio

April 15, 2013

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CENTRAL FEDERAL CORPORATION

2923 Smith Road

Fairlawn, Ohio 44333

(330) 666-7979

cfbankonline.com

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 16, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Central Federal Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, at 10:00 a.m., local time, on May 16, 2013, and at any and all postponements or adjournments thereof. Your vote is very important. This proxy Statement, the accompanying proxy card and the 2012 Annual Report to Stockholders are being first sent or given on or about April 15, 2013 to stockholders of record at the close of business on April 5, 2013. The Board of Directors encourages you to read this Proxy Statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

This Proxy Statement and the form of proxy card and 2012 Annual Report to Stockholders are also available at http://CFBankonline.com/secproxy.

VOTING PROCEDURES AND ATTENDING THE MEETING

WHO MAY ATTEND THE MEETING?

If you are a stockholder of record as of the close of business on April 5, 2013 (the “Record Date”), you are entitled to attend the Meeting. Please note, however, that if you hold your shares in street name (i.e., you are a beneficial owner of shares of Company common stock that are held by a broker, bank or other nominee), you will need proof of ownership to be admitted to the Meeting. See “HOW DO I VOTE” and “MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?” for additional information.

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of common stock if the Company’s records show that you held your shares as of the close of business on the Record Date. As of the close of business on the Record Date, a total of 15,824,710 shares of common stock of the Company were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except as described below.

As provided in the Company’s Certificate of Incorporation, record holders of common stock that is beneficially owned, either directly or indirectly, by a person (either a natural person or an entity) who, as of the close of business on the Record Date, beneficially owned a total number of shares of common stock in excess of 10% of the outstanding shares of common stock (the “10% limit”) are not entitled to vote any of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes. For purposes of calculating the 10% limit, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit. As of the Record Date, the Company was not aware of any person who beneficially owned more than 10% of the Company’s outstanding common stock.

HOW DO I VOTE?

If you were a stockholder of record as of the Record Date, you may vote in person by attending the Meeting or you may vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you will receive separate instructions from the nominee describing how to vote your shares. Please note that if you hold your shares in street name and wish to vote those shares in person at the Meeting, you will need to obtain a written proxy from the broker, bank or other nominee that holds those shares for you.

MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?

You may vote in person at the Meeting if you are a stockholder of record and you provide at the Meeting the identification required for admission. To be admitted at the Meeting, you may need to present personal photo identification. If your shares are held in street name (i.e., the shares are not registered in your name), you must (1) bring personal photo identification and proof of stock ownership to the Meeting to be admitted, and (2) obtain and bring with you to the Meeting a proxy from your broker, bank or other institution in whose name your shares are held in order to vote those shares at the Meeting. A copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of common stock you owned as of the Record Date (April 5, 2013), will constitute adequate proof of stock ownership.

HOW WILL MY SHARES BE VOTED?

Shares of Company common stock which are represented by properly executed proxy cards that are received prior to the Meeting, and not subsequently revoked, will be voted in accordance with your instructions by your proxies. If you submit a valid proxy card prior to the Meeting but do not provide voting instructions, your proxies will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the election as Directors of the Company of the three (3) nominees listed under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;

•	“FOR” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;

•	To hold an advisory vote for the approval of the compensation of the Company’s named executive officers “EVERY 1 YEAR”;

•	“FOR” the approval of the First Amendment to the Central Federal Corporation 2009 Equity Compensation Plan to increase the number of shares of common stock reserved for awards thereunder from 200,000 to 1,500,000; and

•	“FOR” the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

If any other matters are properly presented for voting at the Meeting, the persons appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment. No appraisal or dissenters’ rights exist for any action proposed to be taken at the Meeting.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not, by itself, revoke your proxy. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you have instructed your broker, bank or nominee to vote your shares, you must follow directions received from your broker, bank or nominee to change your vote.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) at the Meeting is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. If there are not sufficient shares present or represented by proxy at the Meeting to provide a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

The rules of The NASDAQ Stock Market LLC (“NASDAQ”), the stock exchange on which the Company’s common stock is listed, determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker holding common shares for a beneficial owner in street name may vote on the proposal without receiving instructions from the beneficial owner. If a proposal is non-routine, the broker may vote on the proposal only if the beneficial owner has provided voting instructions. A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any instructions.

The ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 5) is the only routine matter. Each of the other proposals is considered a non-routine matter and, therefore, your broker may vote on these matters only if you provide voting instructions. Accordingly, it is important that you provide instructions to your broker on these matters.

• Proposal 1 – Election of Directors

Under Delaware law and the Company’s Bylaws, Directors are elected by a plurality of the votes cast. This means that the three (3) nominees receiving the greatest number of votes “FOR” election will be elected Directors. Shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not affect whether a nominee has received sufficient votes to be elected.

• Proposal 2 – Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve the non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

• Proposal 3 – Non-Binding Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Compensation of the Company’s Named Executive Officers

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve one of the selections as to the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes are not counted as votes cast, will not be counted as a vote for any of the selections under the advisory proposal and will not affect the outcome of the vote.

• Proposal 4 – Approval of the First Amendment to the Central Federal Corporation 2009 Equity Compensation Plan to increase the number of shares of common stock reserved for awards thereunder from 200,000 to 1,500,000

The affirmative vote of a majority of the votes cast is required to approve the First Amendment to the Company’s 2009 Compensation Plan. Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

• Proposal 5 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013. Abstentions are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

WHO WILL COUNT THE VOTE?

The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an Inspector of Election. The Board of Directors has designated John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of the Company, to act as the Inspector of Election. Mr. Helmsdoerfer is an officer of the Company and an officer and employee of the Company’s wholly owned operating subsidiary, CFBank, a federally chartered savings association. After the final adjournment of the Meeting, the proxies will be returned to the Company.

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the proxy card will use his or her best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies.

WHO PAYS THE COST OF PROXY SOLICITATION?

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

DELIVERY OF PROXY MATERIALS TO MULTIPLE STOCKHOLDERSS SHARING THE SAME ADDRESS

Unless we have received contrary instructions, we send a single copy of the annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce our expenses.

If you would like to receive your own set of the annual report, proxy statement and notice of annual or special meetings this year or in future years, please follow the instructions described below:

If your shares are registered in your own name, please contact our transfer agent, Registrar & Transfer Company, and inform them of your request to revoke householding by calling them at 1-800-368-5948 or writing to them at Registrar & Transfer Company, 10 Commerce Drive, Cranford, NJ 07016. Within 30 days of your revocation, we will send to you individual documents.

If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual report, proxy statement and notice of annual or special meeting and as a household wish to receive only one copy, you may contact our transfer agent at the address and telephone number listed above in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions concerning this proxy solicitation, or the proposals to be considered at the Meeting, please call Thad Perry, President at (330) 576-1901.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to Be Held on May 16, 2013:

The Company’s Proxy Statement for the Annual Meeting, the form of proxy card and the Company’s 2012 Annual Report to Stockholders are available at http://CFBankonline.com/secproxy.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has determined that all of its directors, except Timothy O’Dell and Thad Perry, are “independent directors,” as that term is defined by applicable listing standards of the NASDAQ Marketplace Rules and by the Securities and Exchange Commission (the “SEC”). The independent directors are Thomas P. Ash, Edward W. Cochran, James Frauenberg II, Robert E. Hoeweler and Donal Malenick.

The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. As required by the NASDAQ Marketplace Rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management, including those described under the heading “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” on page 10 of this Proxy Statement.

BOARD LEADERSHIP STRUCTURE

The Company’s current Chairman, Robert E. Hoeweler, has served in this capacity since August 24, 2012, when he replaced Jerry F. Whitmer upon Mr. Whitmer’s resignation as Chairman. Mr. Hoeweler has extensive experience in the banking industry and intimate familiarity with the operations of financial institutions. As a result, he is able to provide unique insights as Chairman that are valuable to the Board in determining and overseeing the strategic direction of the Company.

The Board of Directors has placed the responsibilities of Chairman with an “independent” member of the Board, which we believe provides strong accountability between the Board and our management team. Our Chairman is responsible for providing leadership to the Board of Directors and facilitating communication among the directors, setting the Board meeting agendas in consultation with the Chief Executive Officer, and presiding at Board meetings. He also actively provides oversight to the activities and controls of the Company and CFBank. This delineation of duties allows the Chief Executive Officer to focus his attention on managing the day-to-day business of the Company and CFBank. We believe this structure provides strong leadership for our Board while positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, stockholders and other stakeholders.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors is responsible for consideration and oversight of risks facing the Company and CFBank and is responsible for ensuring that material risks are identified and managed appropriately. The Audit Committee meets at least eight (8) times annually and with management for a portion of each meeting in order to review our major financial risk exposures and the steps management is taking to monitor and control such exposures. Directors also serve on committees that focus on major areas of risk in the Company and CFBank that include loans and compensation. Directors discuss risk and risk mitigation strategies with management within these committees. All risk oversight discussions are included in committee and other reports to the full Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company holds four (4) regular meetings annually and special meetings as called from time to time under the Bylaws of the Company. During fiscal 2012, the Company’s Board of Directors held twelve (12) meetings. The Board of Directors of CFBank has the same composition as the Board of the Company and holds regular meetings monthly and special meetings as called from time to time under the Bylaws of CFBank. During fiscal 2012, CFBank’s Board of Directors held twelve (12) meetings. No director during the period he served attended less than 75% of the Company’ Board meetings, CFBank’s Board meetings, and any committees on which he served.

The Board’s principal standing committees during fiscal 2012 were the Audit Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee. Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee during fiscal 2012 is set forth below. All committees operate under formal written charters adopted by the Board of Directors.

AUDIT COMMITTEE. The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and of our independent registered public accounting firm, and any other areas of potential financial risk to the Company as specified by the Board. The Audit Committee also is responsible for the appointment, retention and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by the independent registered public accounting firm, and for the review and approval, on an ongoing basis, of all related-party transactions for potential conflict-of-interest situations. The Audit Committee Report appears on page 25 of this Proxy Statement.

During fiscal 2012, the Audit Committee held ten (10) meetings. The following directors served as members of the Audit Committee during fiscal 2012:

Audit Committee Members

Thomas P. Ash (Chair)

Edward W. Cochran ****

Gerry Grace *

James Frauenberg II ***

Donal Malenick ***

Jerry F. Whitmer **

*	Until resignation from the Board on November 10, 2012.
**	Until resignation from the Board on November 13, 2012.
***	Appointed September 18, 2012.
****	Appointed December 19, 2012.

Each director who currently serves on the Audit Committee qualifies, and each director who served as a member of the Audit Committee during 2012 qualified during his tenure on the Audit Committee during 2012, as an “independent director” under Rule 4200(a)(15) of the NASDAQ Marketplace Rules and under SEC Rule 10A-3(b)(1). None of such members of the Audit Committee has participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years, and all of such members are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement.

The Board has determined that all of the members of the Audit Committee are able to read and understand fundamental financial statements within the meaning of the NASDAQ Audit Committee requirements. The Board has also determined that Thomas P. Ash, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” for purposes of Item 407(d)(5) of SEC Regulation S-K.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE. The Compensation and Management Development Committee (the “Compensation Committee”) has overall responsibility for reviewing, evaluating and approving the director and officer compensation plans, policies and programs of the Company and CFBank. The Compensation Committee is responsible for administering our equity compensation plans and for establishing compensation and benefits for the Chief Executive Officer and other Executives.

During fiscal 2012, the Compensation Committee held four (4) meetings. All members of the Compensation Committee are independent as defined under the NASDAQ Marketplace Rules. The following directors served as members of the Compensation Committee during fiscal 2012:

Compensation Committee Members

Thomas P. Ash (Chair)

William R. Downing (Former Chair)*

Edward W. Cochran ***

James Frauenberg II **

Donal Malenick **

Jerry F. Whitmer ****

*	Until resignation from the Board on November 14, 2012.
**	Appointed September 18, 2012.
***	Appointed December 19, 2012.
****	Until resignation from the Board on November 13, 2012.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to serve as Board members and recommending to the Board of Directors the director nominees for election or appointment to the Board. The Corporate Governance and Nominating Committee considers nominees in the context of standards codified in the Board’s Corporate Governance Guidelines. The Committee periodically reviews the size and composition of the Board of Directors and determines whether to add or replace directors. The Corporate Governance and Nominating Committee may employ professional search firms, for which the Company would pay a fee to assist in identifying potential members of the Board of Directors with the desired skills and disciplines. Final approval of director nominees is determined by the full Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee.

During fiscal 2012, the Corporate Governance and Nominating Committee held two (2) meetings. The following directors served as members of the Corporate Governance and Nominating Committee during 2012:

     Corporate Governance and

Nominating Committee Members

Jeffrey Aldrich*

Gerry Grace*

Jerry F. Whitmer (Former Chair)**

*	Until resignation from the Board on November 10, 2012.
**	Until resignation from the Board on November 13, 2012.

All members of the Corporate Governance and Nominating Committee during fiscal 2012 qualified as independent under the NASDAQ Marketplace Rules.

Following the resignation of Messrs. Grace and Whitmer in November, 2012, the Board elected to postpone the appointment of replacement members to the Corporate Governance and Nominating Committee until additional directors are appointed to the Board of Directors. In the meantime, the duties of the Committee relating to corporate governance functions have been assumed by the Executive Committee consisting of Timothy O’Dell (Chairman), Thad Perry and Robert Hoeweler, and the nominating functions of the Committee have been performed by the independent members of the Board as a group.

COMMITTEE CHARTERS. The full responsibilities of the Audit, Compensation and Management Development, and Corporate Governance and Nominating Committees are set forth in their charters, which are posted in the Investor Relations section of our website at http://CFBankonline.com.

NOMINATING PROCEDURE

The Corporate Governance and Nominating Committee (or the independent directors as a group while performing its functions) recommends candidates, including incumbents, for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s Certificate of Incorporation and Bylaws, based on the criteria the Committee deems appropriate, which may include: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Corporate Governance and Nominating Committee (or the independent directors as a group), must be made by timely notice in writing to the Corporate Secretary as set forth in Article I, Section 6(c) of the Company’s Bylaws. In general, to be timely, a stockholder’s notice must be received by the Company not less than ninety (90) days before the date of the scheduled annual meeting; however, if less than one hundred (100) days’ notice or prior disclosure of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth (10th) day following the day on which notice or prior disclosure of the date of the scheduled annual meeting was made. The stockholder’s notice must include all the information set forth in Article I, Section 6(c) of the Company’s Bylaws, which includes the following:

(i)	As to each person whom a stockholder proposes to nominate for election as a director:

•	All information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)	As to the stockholder giving the notice:

•	The name and address of the stockholder as they appear on the Company’s books; and

•	The class and number of shares of the Company’s capital stock that are beneficially owned by the stockholder.

The description above is a summary of the Company’s nominating process. Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s Certificate of Incorporation and Bylaws, the Security and Exchange Commission’s proxy rules, and Delaware law.

QUALIFICATIONS OF DIRECTORS

The Board of Directors codified standards for directors in the Board’s Corporate Governance Guidelines. These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests. The Corporate Governance Guidelines also provide that Board membership be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience. Further, at all times a majority of the Board must be “independent directors,” as defined from time to time by the listing requirements of NASDAQ and any specific requirements established by the Board. Each director also is expected to:

•	provide loyalty, direction and oversight to the business and management of the Company;

•	establish strategic direction of the Company;

•	exercise business judgment in the best interests of the Company;

•	review at least annually a management succession plan to ensure continuity in senior management;

•	evaluate the principal executive officer;

•	review and evaluate significant transactions;

•	possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and

•	possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are posted in the Investor Relations section of our website at http://CFBankonline.com.

CODE OF ETHICS AND BUSINESS CONDUCT

The Board of Directors has adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers and employees, including directors, officers and employees of our subsidiaries and other affiliates. Our Code of Ethics and Business Conduct is posted in the Investor Relations section of our website at http://CFBankonline.com.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. All of our directors attended last year’s annual meeting of stockholders.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director or any committee chair by e-mail or regular mail. Communications by e-mail should be sent to roberthoeweler@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; or to Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. Management will pass on all communications received to the appropriate director or directors without any screening.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CFBank policy and Federal regulations related to insured financial institutions require that any and all loans or extensions of credit made by CFBank to related persons of the Company or CFBank, including executive officers, directors or their immediate family members, must (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) not involve more than the normal risk of collectability and (iii) not present any other unfavorable features. All outstanding loans or extensions of credit made by CFBank to such related persons comply with these regulations and policies. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of CFBank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Total loans outstanding to such related persons totaled $51,590 at December 31, 2012, were approved by a majority of disinterested members of the Board of Directors, and were performing in accordance with their terms at that date.

PROPOSAL 1 –

ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors is currently fixed at ten (10). There are eight (8) directors currently serving on the Board with two (2) vacancies. The independent members of the Board have nominated the three (3) directors named below for re-election as directors of the Company to serve three-year terms expiring at the annual meeting in 2016.

NOMINEES

Thomas P. Ash

James Howard Frauenberg, II

Donal Malenick

Each nominee has expressed his willingness to serve as a director if elected. Should a nominee decline or be unable to accept such nomination or be unable to serve, an event which the Board of Directors does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you have withheld authority.

The following sets forth information regarding each of the nominees for election as director of the Company and each of the current directors whose term will continue following the meeting. Unlesss otherwise indicated, each individual has held his principal occupation for more than five years. There are no family relationships among any of the directors and executive officers.

NOMINEES

Thomas P. Ash has been Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators since August 2005. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements, and developing internal controls. He does not serve, and has not served in the last five years, on the board of directors of any other public company. Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors. Age 62. Director since 1985.

James Howard Frauenberg, II has been the principal owner of Addison Holding, LLC for the last five years, managing investments of private individuals He is active in opening/owning new franchises for two retail chains, Five Guys Burgers and Fries and Flip Flops. He was a senior officer with Check Smart Financial in Dublin, Ohio from 1995 to 2008. Mr. Frauenberg’s strong financial and entrepreneurial skills bring a high level of insight and judgment to the Company and CFBank. Age 37. Term expires in 2013. Director since August 23, 2012.

Donal Malenick was the Chief Executive Officer of Columbus Steel Castings from 2003 through 2008 and President of Worthington Steel from 1976 to 1999. He is a former board member of Max and Ermas Restaurants of Columbus, Ohio from 2006 until it was sold in 2008 and a Member of KeyBank’s advisory board from 2001 to 2005. He has been a private investor since 2008. Mr. Malenick’s strong leadership and management skills and experience provide valuable insight to the Company and CFBank. Age 74. Term expires in 2013. Director since August 23, 2012.

CONTINUING DIRECTORS

Edward W. Cochran has been engaged in the practice of law for over 30 years since graduating from Columbia University Law School in 1975. He holds an undergraduate degree Harvard University, where he was a Harvard National Scholar. Mr. Cochran is admitted to practice before the United States Supreme Court, as well as the courts of Ohio, the U.S. District Court for the Northern District of Ohio, and the United States Circuit Courts of Appeal for the Second, Third, Sixth, Seventh and Ninth Circuits. In addition, Mr. Cochran is involved in various business interests and is a successful investor. Mr. Cochran has strong relationships in Cleveland and brings a valuable legal perspective and regulatory understanding to the Company and CFBank. Age 62. Term expires in 2015. Director since December 19, 2012

Robert E. Hoeweler has been the Chairman of the Board of the Company and CFBank since August 2012. Since 1980 he has been the Chief Executive Officer of a diverse group of companies owned by the Hoeweler family, including manufacturing, communications, distribution, business services and venture capital entities. He serves on the boards of a major waste management company and large commercial bakery. He previously has served as the Chairman of two family led businesses in financial services, a midsized community bank and a major payment processing services company. He brings diverse business and banking skills experience to the Company and CFBank. Age 65. Term expires in 2014. Director since August 23, 2012.

Robert Milbourne has lead RHM Advisors, a business consulting firm, specializing in business strategy, financing, and corporate development for public and private companies, for the last five years. Mr. Milbourne was the founding President & CEO of the Columbus Partnership, a civic organization of top business, education and community leaders formed in 2002 to improve the region’s economic future. He served in this role through 2008. He came to Columbus after serving as CEO of a similar group in Milwaukee for 17 years. He also was involved as a founder and board member of a Milwaukee de novo bank. Prior to his work in Milwaukee, he enjoyed a career in government and business. Mr. Milbourne has served on many corporate and nonprofit boards including: AirNet Systems, Skybus Airlines, PercuVision, Care Network, Columbus Chamber, Compete Columbus, University of Wisconsin Athletic Board, Columbus School for Girls, and CEOs for Cities. He brings extensive business and regulatory experiences and relationships that are valuable to the Company and CFBank. Age 65. Term expires in 2014. Director since April 2013.

Timothy O’Dell has been the CEO and Director of the Company and CFBank since August 2012. Prior to joining CFBank he was the owner of the Chetwood Group, which provided advisory services to a number of privately held enterprises in construction, health care, real estate and professional services. Prior to founding Chetwood in 2003, Mr. O’Dell spent 22 years at Fifth Third Bank, and was a senior executive with Fifth Third’s Central Ohio operations for 12 of those years, concluding his tenure serving as President and Chief Executive Officer for 10 years with Fifth Third–Central Ohio. Mr. O’Dell also served as a senior lender at Fifth Third Bank and managed its commercial banking and residential and commercial real estate divisions. During his tenure, Fifth Third’s Central Ohio division grew by $4 billion in deposits and $5 billion in loans from organic growth and through strategic acquisitions. Mr. O’Dell has served on the board of the Columbus Chamber of Commerce and The Ohio State University Medical Center, and he was a founding investor in the Ohio TechAngel Venture Fund. Mr. O’Dell holds a B.B.A. from Marshall University. He bring extensive executive banking , operations and business skills to the Bank covering all current and anticipated areas of focus. Age 59. Term expires in 2015. Director since August 23, 2012.

Thad Perry has been the President of the Company and CFBank since August 2012. Prior to joining the Company, he was a Senior Partner in Accenture for over 30 years where he was involved in consulting, transaction structuring, and management of operations. He operated the firm’s Columbus, Ohio practice and developed its regulated industries practice. From 1988 through 1998, Mr. Perry managed Accenture’s German, Austrian, Swiss and East European practices, which accounted for nearly $1 billion in gross revenues, was former Chief Operating Officer of Western Europe operations, and served on Accenture’s European Management and Global Strategic Planning Boards, the Image Management Committee, Global Markets Executive Committee, and the Firmwide Outsourcing and Technology Committees. His experiences in banking include the transformation of both the technical and business processes for credit card, internet banking and security, stock and trading exchanges, international banking and customer relationship management. Mr. Perry holds a B.S. and M.B.A from The Ohio State University. He brings extensive financial services industry, strategy and technology skills to the Company and CFBank. Age 69. Term expires in 2015. Director since August 23, 2012.

Recommendation and Vote

Under Delaware law and the Company’s Bylaws, the three (3) nominees for election as directors of the Company who receive the greatest number of votes “FOR” election will be elected directors. Shares represented by properly executed proxy cards that are received prior to the Meeting and not subsequently revoked will be voted “FOR” the election of the nominees listed above unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for one or both individual nominees. Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.

The Board of Directors recommends that you vote “FOR” the re-election of each of the nominees listed above.

2012 COMPENSATION OF DIRECTORS

At the September 2012 meeting of the Board, the Board voted to suspend director fees until the Company and CFBank are able to achieve positive cash flow from operations. Prior to the suspension of board fees, each director was paid an annual retainer in the amount of $15,000, which included a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of CFBank. The Chairman of the Board also received an additional $9,500 per year, and the Audit Committee Chairman, who is also the Committee’s financial expert, received an additional $3,000 per year. The former Chairman of the Board, Jerry F. Whitmer, received an additional $58,250 during 2012 in recognition of additional services performed by him on behalf of the Board in 2012 in connection with the recapitalization.

The Company also maintains the 2009 Equity Compensation Plan for the benefit of employees and directors of the Company and CFBank. For more information on this plan, see “PROPOSAL 5 – APPROVAL OF THE FIRST AMENDMENT TO THE CENTRAL FEDERAL CORPORATION 2009 EQUITY COMPENSATION PLAN” beginning on page 22 of this Proxy Statement.

The following table summarizes compensation paid to each director who is not a named executive officer during the year ended December 31, 2012.

Director Compensation Table for 2012

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Jeffrey Aldrich	7,500	—	2,062	9,562
Thomas P. Ash	9,000	9,088	908	18,996
Edward Cochran	—	9,088		9,088
William R. Downing	7,500	—	—	7,500
James Frauenberg II	—	9,088		9,088
Gerry Grace	7,500	—	—	7,500
Robert E. Hoeweler	36,026	36,351		72,376
Donal Malenick		9,088
Jerry F. Whitmer	70,500	—	—	70,500

(1)	The “Fees Earned” column includes $1,500 in fees paid to Mr. Ash related to service as the Audit Committee Chairman, and $12,250 in fees paid to Mr. Whitmer related to service as Chairman of the Board in addition to the $58,250 mentioned above for work in connection with the recapitalization.
(2)	The amount included in the “Option Awards” column represents the aggregate grant date fair value of awards granted on December 19, 2012 related to stock options, computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions we used to calculate the value of option awards, see Note 15 to our consolidated financial statements of our annual report on Form 10-K for the year ended December 31, 2012.
(3)	The amounts shown in the “All Other Compensation” column include costs associated with life insurance benefits for Mr. Aldrich and Mr. Ash.

COMPENSATION OF EXECUTIVE OFFICERS

OVERVIEW OF COMPENSATION PROGRAMS

The Company’s compensation program is designed to provide market relevant incentives and rewards to those leadership employees who are largely responsible for the success and growth of the Company and CFBank, and to assist the Company and CFBank in attracting executives and other key employees with experience and ability. The Company’s compensation program includes an annual review and adjustment to base salary based on corporate related objectives by which their contribution to the firm’s success is measured. Compensation paid to executive officers in 2012 and 2011 consisted of base salary, stock option awards granted under the Central Federal Corporation 2009 Equity Compensation Plan, 401(k) plan matching contributions and car allowances for certain executive officers. In 2011, the Company also paid nominal discretionary bonuses and retention bonuses to certain executive officers.

2012 COMPENSATION

In accordance with the rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation’s Chief Executive Officer and certain other most highly compensated executive officers of the Corporation for the years ended December 31, 2012 and 2011.

Summary Compensation Table for 2012

Name and Principal Position	Year(1)	Salary($)	Bonus ($)	Option Awards ($) (5)	All Other Compensation ($) (6)	Total ($)
Timothy T. O’Dell(1)	2012	$72,051	$—	$45,439	$2,600	$120,090
Chief Executive Officer	2011	—	—	—	—	—
Thad R. Perry(2)	2012	64,846	—	40,895	2,600	108,341
President	2011	—	—	—	—	—
Eloise L. Mackus(3)	2012	138,692	—	—	2,634	141,326
Former Chief Executive Officer,	2011	180,000	100	—	2,700	182,800
General Counsel and
Corporate Secretary
Therese A. Liutkus(4)	2012	175,000	—	—	3,500	178,500
Former President, Treasurer and	2011	175,000	100	—	2,625	177,725
Chief Financial Officer
John S. Lawell	2012	105,000	—	—	2,100	107,100
Senior Vice President of Operations of CFBank	2011	105,000	15,800	—	2,414	123,214

(1)	Mr. O’Dell was appointed as Chief Executive Officer on August 23, 2012 and received a prorated salary during 2012 based on an annualized base salary of $200,000.
(2)	Mr. Perry was appointed as President on August 23, 2012 and received a prorated salary during 2012 based on an annualized base salary of $180,000.
(3)	Ms. Mackus resigned as Chief Executive Officer on August 23, 2012, and resigned from the Company and CFBank effective September 12, 2012.
(4)	Ms. Liutkus resigned from the Company and CFBank effective February 8, 2013.
(5)	The amount included in the “Option Awards” column represents the aggregate grant date fair value of awards granted during the year related to stock options, computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions we used to calculate the value of option awards, see Note 16 to our consolidated financial statements contained in our annual report on Form 10-K for the year ended December 31, 2012.
(6)	The amounts shown in the “All Other Compensation” column represent employer matching contributions to the 401(k) plan and a car allowance in the amount of $2,600 for the CEO and President.

EQUITY COMPENSATION PLAN INFORMATION

On May 21, 2009, the shareholders of the Company approved the Central Federal Corporation 2009 Equity Compensation Plan (the “2009 Plan”) to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executive officers and other key employees with experience and ability. The 2009 Plan provides for discretionary grants of stock options, stock appreciation rights and restricted stock. Pursuant to Proposal 4, the shareholders of the Company will be asked to consider and vote at a proposal at the Meeting to approve an amendment to the 2009 Plan to increase the number of shares of common stock reserved for awards thereunder from 200,000 to 1,500,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END. The following table shows information regarding equity awards outstanding to our named executive officers as of December 31, 2012.

Outstanding Equity Awards at Fiscal Year-End for 2012

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)(2)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Tim T. O’Dell		50,000	$1.27	12/18/22		$—
Thad R. Perry		45,000	1.27	12/18/22
Therese A. Liutkus	1,400		68.80	3/18/14	1,000	1,450
	1,500		63.00	4/15/14
	600		52.10	5/19/15
	250		36.75	2/15/17
	650		20.15	3/20/18
	1,700		16.45	10/16/18
	2,000	1,000	7.25	7/15/20

John S. Lawell	600		63.00	4/15/14	—	—
	600		52.10	5/19/15
	200		36.75	2/15/17
	450		20.15	3/20/18
	500		16.45	10/16/18
	800	400	3.15	12/16/20

(1)	Share numbers and exercise prices have been adjusted to reflect the one-for-five reverse stock split effective on May 12, 2012.
(2)	The unexercisable Option Awards as of December 31, 2012 have a vesting date or will vest as follows:

Date	Mr. O’Dell	Mr. Perry	Ms. Liutkus	Mr. Lawell
6/30/13			1,000	—
11/30/13			—	400
12/19/13	16,667	15,000
12/19/14	16,666	15,000
12/19/15	16,667	15,000

	50,000	45,000	1,000	400

(3)	The Stock Awards that have not vested as of December 31, 2012 have a vesting date or will vest as follows:

Date	Mr. O’Dell	Mr. Perry	Ms. Liutkus	Mr. Lawell
6/30/13			1,000	—
				—

	—	—	1,000	—

(4)	Based on the $1.45 closing price of our common stock as of December 31, 2012.

The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by stockholders	234,696	$4.29	39,342
Equity compensation plans not approved by stockholders	—	—	—

Total	234,696	$4.29	39,342

PROPOSAL 2 – NON-BINDING ADVISORY VOTE ON

NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Company’s stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. As a result, the following resolution will be submitted for stockholder approval at the Meeting:

“RESOLVED, that the stockholders of Central Federal Corporation (the “Company”) hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for its 2013 Annual Meeting of Stockholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “COMPENSATION OF EXECUTIVE OFFICERS” in the Company’s Proxy Statement.

The Board of Directors believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of the Company’s named executive officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success. The Board of Directors believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of the Company’s stockholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company. The Board of Directors further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the past year.

Similar “Say on Pay” proposals were approved by a significant majority of the common shares voted at each of the Company’s previous four annual meetings in connection with the Company’s participation in the TARP Capital Purchase Program.

Stockholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 14 of this Proxy Statement.

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Company’s Board of Directors or the Compensation Committee with respect to future executive compensation decisions, including those relating to the Company’s named executive officers, or otherwise; (ii) overrule any decision made by the Company’s Board of Directors or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board of Directors or the Compensation Committee. However, the Compensation Committee expects to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve Proposal 2. Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

The Board of Directors recommends that you vote “FOR” Proposal 2.

PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON FREQUENCY

OF STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and corresponding SEC rules also enable the Company’s stockholders to vote, on an advisory and non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of the Company’s named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one year, every two years or every three years. Accordingly, the following resolution is submitted for an advisory stockholder vote at the Meeting:

“RESOLVED, that the stockholders of Central Federal Corporation advise that an advisory resolution with respect to executive compensation should be presented to the stockholders every one, two or three years as reflected by the stockholders’ votes for each of these alternatives in connection with this resolution.”

In voting on this resolution, you should mark your proxy card or submit your voting instructions for “EVERY 1 YEAR”, “EVERY 2 YEARS” or “EVERY 3 YEARS” based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference, you may “ABSTAIN”.

The Board of Directors believes that emerging corporate practices and governance trends favor an annual advisory vote. As a participant in the TARP Capital Purchase Program, the stockholders of the Company were afforded an annual advisory vote on executive compensation. Annual advisory votes give stockholders the opportunity to react promptly to emerging trends in compensation, and the Board of Directors and the Compensation Committee are provided the opportunity to receive yearly feedback from the stockholders. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, it may not be feasible to change the Company’s executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Because your vote is advisory, it will not be binding upon the Company’s Board of Directors or the Compensation Committee. However, the Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory stockholder approval of the compensation of named executive officers.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve one of the selections under this advisory proposal. Proxies received by the Company and not revoked prior to the Meeting will be voted in favor of “EVERY 1 YEAR” unless otherwise instructed by the stockholder. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome.

The Board of Directors recommends holding an advisory vote for the approval of the compensation of the named executive officers “EVERY 1 YEAR.”

PROPOSAL 4 – APPROVAL OF THE FIRST AMENDMENT TO

THE CENTRAL FEDERAL CORPORATION 2009 EQUITY COMPENSATION PLAN

Subject to stockholder approval and upon the recommendation of the Compensation Committee, on March 20, 2013, the Board adopted the First Amendment to the Central Federal Corporation 2009 Equity Compensation Plan (the “First Amendment”). The Board has not adopted any other changes to the terms of the 2009 Equity Compensation Plan (the “2009 Plan”), which was approved at the 2009 Annual Meeting of Stockholders, and is requesting only that stockholders authorize additional shares of capital stock to be reserved and available for awards.

As of April 5, 2013, 39,342 shares of common stock remained available for awards under the 2009 Plan (as adjusted to reflect the one for five reverse stock split which was effective in May 2012). If approved by the stockholders, the First Amendment would increase the number of shares reserved and available for awards under the 2009 Plan to 1,500,000.

The Board of Directors believes the reservation of additional shares of common stock for awards under the 2009 Plan is appropriate in view of the recapitalization that was completed in 2012, which increased the number of the issued and outstanding shares of common stock of the Company from 823,710 to 15,824,710. The reservation of the additional shares of common stock would allow the Company to continue to provide long-term, equity based incentives to employees and directors, which focus employees and directors on the dual objective of creating stockholder value and promoting the Company’s long-term success. The Board of Directors further believes that the reservation of additional shares of common stock under the 2009 Plan will help enable the Company to compete effectively with other financial institutions, attract and retain key personnel and secure the services of experienced and qualified persons as directors.

SUMMARY DESCRIPTION OF THE 2009 PLAN. The following summary of the 2009 Equity Plan, as proposed to be amended by the First Amendment (the “Amended 2009 Plan” or the “Amended Plan”), a copy of which is attached to this proxy statement as Appendix A, does not purport to be complete and is qualified in its entirety by the terms of the Amended 2009 Plan.

PURPOSES OF THE AMENDED PLAN. The purposes of the Amended Plan are to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executives and other key employees with experience and ability.

ADMINISTRATION. The Compensation Committee of the Board of Directors of the Company will administer the Amended Plan (the “Committee”). Subject to the terms of the plan, the Committee interprets the plan and is authorized to make all determinations and decisions under the plan. The Committee also determines the participants to whom awards will be granted, the type and amount of awards that will be granted and the terms and conditions applicable to such awards. Each award granted under the Amended Plan will be evidenced by an award agreement that sets forth the terms and conditions of each award.

ELIGIBILITY. All employees and outside directors of the Company and CFBank are eligible to participate in the Amended Plan.

AUTHORIZED SHARES. Subject to the certain adjustments described in Section 13 of the plan, the number of shares authorized and reserved for issuance as awards under the Amended Plan will be 1,500,000. The shares of Company common stock to be issued as awards under the Amended Plan may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock.

To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under the Amended Plan. Shares of Common Stock that are exchanged by a recipient or withheld by the Company as full or partial payment in connection with any award under the plan, as well as any shares exchanged by a recipient or withheld by the Company to satisfy the tax withholding obligations related to any award under the plan, will not be counted toward the award limits and shall be available for subsequent awards under the Amended Plan.

TYPES OF AWARDS. The Amended Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards.

A stock option is the right to purchase shares of Company common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of stock options may not be less than the fair market value of a share of Company common stock on the date of grant. The exercise price for a stock option may be paid in cash, common stock or a combination of cash and common stock, through a cashless exercise, or, if a stock appreciation right is granted in tandem with a stock option, by utilizing the stock appreciation right and paying some or all of the exercise price by withholding of shares, to the extent permitted by the Committee. Upon written consent of the Committee, non-statutory stock options may be transferred pursuant to the terms of the plan. Incentive stock options may not be transferred or assigned. The maximum term of a stock option is ten years from the date of grant. The plan provides for the grant of incentive stock options and non-statutory stock options. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2009 PLAN,” below).

A stock appreciation right is the right to receive a payment, in shares of Common Stock, of an amount equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the stock appreciation right is exercised over the fair market value of a share of Common Stock on the date the stock appreciation right was granted (the “base price”) as specified in the applicable award agreement, provided, however, that, in the case of a stock appreciation right granted simultaneously with or added to an option, the base price shall be the fair market value of a share of Common Stock on the date such option was granted. The base price may not be lower than the fair market value of a share of Company common stock on the date of grant. The maximum term of a stock appreciation right is ten years from the date of grant or the shorter period of the option if granted as part of an option. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE AMENDED PLAN,” below).

A restricted stock award is a grant of a certain number of shares of Company common stock subject to the lapse of certain restrictions (such as continued service) determined by the Committee. Participants are entitled to receive dividends and other distributions declared and paid on the shares and may also vote any unvested shares subject to their restricted stock awards. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE AMENDED PLAN,” below).

EFFECT OF TERMINATION OF SERVICE AND CHANGE IN CONTROL ON AWARDS. The Amended Plan provides that all outstanding awards will vest upon death, termination of service due to disability or upon a change in control, as defined in the plan. Options and stock appreciation rights that vest upon death or disability remain exercisable for one year following termination of service. Options and stock appreciation rights that vest upon a change in control remain exercisable for their term. In the event of a Termination for Cause (as defined in the plan), award recipients forfeit all rights to unvested and unexercised awards. Unless otherwise determined by the Committee, upon an award recipient’s retirement, the recipient forfeits all unvested awards and has one year to exercise vested stock options and stock appreciation rights. Incentive stock options exercised more than three months after an optionee’s retirement date will be treated as non-statutory stock options for tax purposes. Award recipients that terminate service for reasons other than death, disability or retirement forfeit all rights to any unvested awards. Vested and unexercised stock options and stock appreciation rights remain exercisable for three months following termination of service.

TERM OF THE PLAN. The Amended Plan will terminate on March 19, 2019, unless terminated sooner by the Board of Directors.

AMENDMENT OF THE PLAN AND AWARDS. The plan allows the Board of Directors to amend the plan in certain respects without stockholder approval, unless such approval is required to comply with tax law, regulatory or listing requirements. Except in certain situations as described in the plan, awards cannot be amended without the written consent of an award recipient.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE AMENDED PLAN. The U.S. federal income tax consequences of the Amended Plan, under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options (NSO). The Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise.

Stock Appreciation Rights. Stock appreciation rights are generally taxed and deductible in substantially the same manner as NSOs.

Incentive Stock Options (ISO). If an optionee disposes of shares of Company common stock acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee’s alternative minimum tax liability.

The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all Company plans) may not exceed $100,000.

Restricted Stock Awards. A restricted stock award recipient recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the fair market value of the stock at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of awards granted under the Amended Plan. The Company intends for the awards granted under the Amended Plan to comply with or be exempt from the requirements of Section 409A, as applicable.

SPECIFIC BENEFITS UNDER THE AMENDED PLAN. The Board of Directors has not approved any awards under the Amended Plan that are conditioned upon stockholder approval of the plan and is not currently considering any specific award grants under the Amended Plan.

Recommendation and Vote

The proposal to approve the First Amendment will be submitted to stockholders in the form of the following resolution:

RESOLVED, that the First Amendment to the Central Federal Corporation 2009 Equity Compensation Plan as set forth in Appendix A to the proxy statement of the Company for the Annual Meeting of Stockholders held on May 16, 2013, be, and the same hereby is, approved.

The affirmative vote of a majority of the votes cast is required to approve the First Amendment to the Company’s 2009 Compensation Plan. Abstentions and broker non-votes are not counted as votes cast and will not be counted in determining whether the proposal has been approved.

The Board of Directors recommends that you vote “FOR” Proposal 4.

PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee. The Audit Committee, with the approval of the Board of Directors, has appointed Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for 2013, subject to ratification by stockholders. Crowe Horwath LLP audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2012.

A representative of Crowe Horwath LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

Recommendation and Vote

The affirmative vote of a majority of the shares of common stock represented at the Meeting, in person or by proxy, and entitled to vote on the proposal, is required to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The effect of an abstention is the same as a vote “AGAINST” Proposal 5. Even if the appointment of Crowe Horwath LLP is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of Crowe Horwath LLP and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the appointment of Crowe Horwath LLP is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Board of Directors recommends that you vote “FOR” Proposal 5.

BENEFICIAL OWNERSHIP OF

COMPANY COMMON STOCK

The following table provides information as of March 15, 2013 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
MacNealy Hoover Investment Management, Inc. (1)	1,373,285	8.7%
Harry C.C. MacNealy
200 Market Avenue North, Suite 200
Canton, OH 44702
Wellington Management Company, LLP (2)	1,342,735	8.5%
75 State Street
Boston, MA 02109
Edward W. Cochran (3)	1,066,667	6.7%

(1)

Based on information contained in a statement on Schedule 13G dated August 20,2012 and filed September 11, 2012, MacNealy Hoover Investment Management, Inc. has shared voting power and shared investment power over 1,373,285 shares of the outstanding common stock of the Company. A provision in the Company’s Certificate of Incorporation eliminates the ability of any beneficial owner of more than 10% of the Company’s outstanding common stock to vote any shares in excess of this 10% limit.

(2)

Based on information contained in a statement on Schedule 13G dated December 31, 2012 and filed February 14, 2013, Wellington Management Company, LLP has shared voting power over 1,342,735 shares of the outstanding common stock of the Company.

(3)

Based on information contained in a statement on Schedule 13D dated August 20, 2012 and filed August 30, 2012, Mr. Cochran has sole voting power over 1,066,667 shares of the common stock of the company.

The following table sets forth information as of March 15, 2013 with respect to the number of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of Beneficial Ownership
	Shares	Percent
Robert E. Hoeweler, Chairman of the Board, Director (1)	136,666	0.9%
James Frauenberg II, Director	333,333	2.1%
Thomas P. Ash, Director (2)	21,296	.1%
Donal Malenick, Director	266,666	1.7%
Edward W. Cochran, Director	1,066,667	6.7%
Timothy T. O’Dell, Chief Executive Officer (3)	374,333	2.4%
Thad R. Perry, President and Interim Chief Financial Officer (4)	683,333	4.3%
John S. Lawell, Senior Vice President, Operations, CFBank (5)	7,163	0.0%
All directors and executive officers as a group (8 persons)	2,889,457	18.3%

(1)	Includes 30,000 shares owned by Paula Hoeweler, Mr. Hoeweler’s spouse, and 33,333 shares owned by Hoeweler Partners Capital.
(2)	Includes 20,000 shares that Mr. Ash has pledged as security.
(3)	Includes 30,000 shares owned by Colleen O’Dell, Mr O’Dell’s spouse, and 5,000 shares owned by Colleen O’Dell as custodian for Sara F O’Dell.
(4)	Includes 66,666 shares owned by Suzanne G Perry, Mr. Perry’s spouse, and 100,000 shares owned by The Suzanne Perry Family Trust
(5)	Includes 3,150 shares which may be acquired by exercising stock options within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and beneficial owners of more than 10% of the outstanding common stock of the Company are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed on behalf of these persons and written representations that no other Section 16(a) reports were required to be filed for transactions during 2012, all filing requirements applicable to executive officers, directors and beneficial owners of more than 10% of the outstanding common stock of the Company under Section 16(a) of the Exchange Act were complied with.

AUDIT COMMITTEE MATTERS

PRE-APPROVAL OF SERVICES

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission. Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. In addition, the Audit Committee evaluates known potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP served as the Company’s independent registered public accounting firm for the 2012 and 2011 fiscal years. The Audit Committee pre-approved all services rendered by Crowe Horwath LLP for 2012 and 2011. Crowe Horwath LLP billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Corporation and its subsidiaries for the 2012 and 2011 fiscal years.

	2012	2011
Audit Fees	$95,000	$108,800
Audit-Related Fees (1)	52,465	29,000
Tax Fees	—	—
All Other Fees (2)	2,350	2,350

Total	$149,815	$140,150

(1)	Includes $ 38,500 in fees related to the Company’s rights offering and $13,965 in fees related to TARP redemption and SAS100.
(2)	Includes fees related to the Company’s subscription to accounting research products.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee has reviewed and discussed with management and with Crowe Horwath LLP, the Company’s independent registered public accounting firm for 2012, the audited financial statements of the Company for the year ended December 31, 2012. In addition, the Audit Committee has discussed with Crowe Horwath LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence and has discussed with Crowe Horwath LLP its independence from the Company.

Based on the foregoing discussions and reviews, the Audit Committee has recommended to the Corporation’s Board of Directors that the audited financial statements for the year ended December 31, 2012 be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Thomas P. Ash, Chairman, Edward W. Cochran, James Frauenberg II and Donal Malenick

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2014 annual meeting of stockholders, the proposal must conform to the requirements of the Securities Exchange Act of 1934 Rule 14a-8 and other applicable proxy rules and interpretations of the SEC concerning the submission and content of proposals. Proposals for the 2014 annual meeting of stockholders must be received by the Company, at 2923 Smith Road, Fairlawn, Ohio 44333, prior to the close of business on December 26, 2013 in order to be eligible for inclusion in the Company’s proxy, notice of meeting and proxy statement relating to the 2014 annual meeting.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders. For business to be properly brought before an annual meeting by a stockholder the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

Assuming that the 2014 annual meeting of stockholders is held on the third Thursday of May 2014, as has been the Company’s recent practice, and that such date is announced at least 100 days in advance, a stockholder’s proposal for that meeting must be received by the Company at 2923 Smith Road, Fairlawn, Ohio 44333, not later than the close of business on February 14, 2014, in order to be considered timely. If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

ANNUAL REPORT

A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2012, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 2923 SMITH ROAD, FAIRLAWN, OHIO 44333.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

Chief Executive Officer

Fairlawn, Ohio

April 15, 2013

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

PROPOSED FIRST AMENDMENT TO THE

CENTRAL FEDERAL CORPORATION 2009 EQUITY COMPENSATION PLAN

THIS FIRST AMENDMENT (this “Amendment”) to the Central Federal Corporation 2009 Equity Compensation Plan (the “Plan”) is adopted on March 20, 2013.

WHEREAS, the stockholders of Central Federal Corporation (the “Company”) approved the Plan at the annual meeting of stockholders held on May 21, 2009;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock (“Common Stock”) of the Company reserved for awards under the Plan;

WHEREAS, Section 17 of the Plan permits the Board of Directors of the Company to amend the Plan at any time without stockholder approval unless stockholder approval is required pursuant to the provisions of Section 17(c) and (d) of the Plan; and

WHEREAS, stockholder approval is required to increase the maximum number of shares of common stock reserved for awards under the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows, subject to and effective upon stockholder approval:

1.	Section 5(a) of the Plan is hereby deleted in its entirety and the following is substituted therefor:

(a)	Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 1,500,000. The following limits also apply with respect to Awards granted under the Plan:

(i)	The maximum number of shares of Common Stock that may be issued in the form of Incentive Stock Options granted under the Plan is 1,500,000, or the full number of shares of Common Stock available under (a) less the number of shares of Common Stock issued pursuant to Non-Statutory Stock Options and Restricted Stock Awards.

(ii)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is 1,500,000.

(iii)	The maximum number of shares of Common Stock that may be subject to all Options and SARs granted under the Plan to any one Participant during a calendar year is 500,000.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer effective as of date set forth above.

CENTRAL FEDERAL CORPORATION

/s/ Timothy T. O’Dell
Name: Timothy T. O’Dell
Title: Chief Executive Officer

CENTRAL FEDERAL CORPORATION

2009 EQUITY COMPENSATION PLAN

This is the Central Federal Corporation 2009 Equity Compensation Plan. This plan document supersedes the prior Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan. Upon approval by the Holding Company’s shareholders, this Plan shall amend the Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan to immediately terminate the right to make additional grants under such 2003 plan.

1. DEFINITIONS

(a)	“Affiliate” means any “parent corporation” or “subsidiary corporation “ of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b)	“Award” means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Stock Appreciation Rights and Restricted Stock Awards.

(c)	“Bank” means CFBank and includes any of its wholly owned subsidiaries.

(d)	“Board of Directors” means the board of directors of the Holding Company.

(e)	“Change in Control” means with respect to the Bank or the Holding Company, an event of a nature that:

(i)	would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “ Exchange Act “); or

(ii)	results in a Change in Control of the Holding Company or the Bank within the meaning of the Home Owner’s Loan Act of 1933, as amended, or the Federal Deposit Insurance Act and the Rules or Regulations promulgated by the Office of Thrift Supervision (the “ OTS “) (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or

(iii)	without limitation, such a Change in Control shall be deemed to have occurred at such time as:

(A)	any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “ beneficial owner “ (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries; or

(B)	individuals who constitute the Board on the date hereof (the “Incumbent Board “) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by a Nominating Committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or

(C)	a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; or

(D)	a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or

(E)	a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

(f)	“Code” means the Internal Revenue Code of 1986, as amended.

(g)	“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of three or more members of the Board, each of whom is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of such term as contained in applicable regulations interpreting Section 162(m) of the Code; provided, however, that with respect to the application of the Plan to Awards made to Directors, “Committee” means the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

(h)	“Common Stock” means the common stock of the Holding Company, par value $.01 per share.

(i)	“Disability” means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, “ Disability “ shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate. In the case of Incentive Stock Options, “Disability” has the meaning set forth in Code Section 22(e)(3).

(j)	“Effective Date” of this Central Federal Corporation 2009 Equity Compensation Plan means March 19, 2009.

(k)	“Employee” means any person employed by the Holding Company or an Affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)	“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(n)	“Fair Market Value” means the market price of Common Stock, determined by the Committee as follows:

(i)	If the Common Stock was traded on the date in question on the Nasdaq® Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

(ii)	If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(iii)	If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith by reasonable application of a reasonable valuation method, considering any and all information the Committee determines relevant, consistent with Code Section 409A and Treasury Regulations thereunder.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(o)	“Holding Company” means Central Federal Corporation (formerly Grand Central Financial Corp.) and any entity which succeeds to the business of Central Federal Corporation.

(p)	“Incentive Stock Option” means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code.

(q)	“Named Executive” means any individual who is either the chief executive officer of the Holding Company (or is acting in such capacity), the principal financial officer of the Holding Company (or is acting in such capacity), or is among the three most highly compensated officers of the Holding Company (other than the chief executive officer, and other than the principal financial officer unless the smaller reporting companies rules apply), has compensation which is required to be reported to shareholders under the Exchange Act, and whose compensation is subject to the deduction limits of Code Section 162(m) from time to time; provided that, for purposes of compliance with the Troubled Asset Relief Program requirements, Named Executives will be identified under the Troubled Asset Relief Program regulations and guidance, and there will be at least five Named Executives.

(r)	“Non-Statutory Stock Option” means any stock option granted to an individual under the Plan that does not qualify as an Incentive Stock Option.

(s)	“Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

(t)	“Outside Director” means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

(u)	“Participant” means any Employee or Outside Director who was granted an Option, SAR or Restricted Stock Award under the Plan.

(v)	“Plan” means this Central Federal Corporation 2009 Equity Compensation Plan.

(w)	“Restricted Stock Award” means an Award of restricted stock granted to an individual pursuant to Section 8 of the Plan.

(x)	“Retirement” with respect to an Employee means, except as otherwise provided in an Award Agreement, retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. “ Retirement “ with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director’s intention to retire.

(y)	“Stock Appreciation Right” or “SAR” means a right to a payment provided in accordance with Section 7 of the Plan.

(z)	“Termination for Cause” shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however , that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s), or a termination of employment because of a material violation of Holding Company or Bank policies or code of conduct.

2. PURPOSE

The purpose of this Plan is to:

(a)	provide the Holding Company with the ability to continue using Common Stock as a means to attract and retain Employees and Outside Directors;

(b)	provide Participants with additional incentives to use their best efforts toward the success of the Holding Company and its Affiliates; and

(c)	align the financial interests of Participants with the interests of the Holding Company’s shareholders.

3. ELIGIBILITY

(a)	Incentive Stock Options may be granted to any individual who, at the time the Incentive Stock Option is granted, is an Employee.

(b)	Non-Qualified Stock Options may be granted to Employees and Outside Directors.

(c)	Stock Appreciation Rights may be granted to Employees and Outside Directors.

(d)	Restricted Stock Awards may be granted to Employees and Outside Directors.

4. ADMINISTRATION

(a)	The Committee shall administer the Plan.

(b)	The Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;

(ii)	determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

(iii)	interpret the Plan and Award Agreements (as defined below); and

(iv)	make all other decisions related to the operation of the Plan.

In granting Awards under the Plan, the Committee shall consider recommendations of the Chief Executive Officer. The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c)	Each Award granted under the Plan shall be evidenced by a written agreement (“Award Agreement “). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Award holder, and every Award holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee, including, without limitation, a condition that the granting of an Award is subject to the surrender for cancellation of any or all outstanding Awards held by the Participant, provided that any surrender shall be considered a substitution under Section 409A and provisions can be different only to the extent that the original option could have been amended to include such provision. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;

(ii)	the Exercise Price of any Option or base price of any SAR;

(iii)	the number of shares subject to the Award;

(iv)	the expiration date of the Award;

(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and such Outside Directors and Employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

(d)	The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

(e)	Grants shall not be deemed made or the Fair Market Value of the underlying Awards determined, until (i) written action is unanimously signed or (ii) a Committee resolution is duly adopted at a meeting called in conformance with the rules governing the Committee’s operation, or (iii) where the authority to serve as the Committee has been delegated, when any paper or electronic writing by the delegatee listing the material terms of the grants (i.e, at least the names of Participants and amount and type of Awards to be granted to each), is delivered to Company personnel responsible for the prompt preparation of Award Agreements, for purposes of directing the prompt preparation of Award Agreements using the Fair Market Value at the close of the market on the date of that Committee action. The grant must be promptly communicated to Participants.

5. STOCK SUBJECT TO THE PLAN

(a)	Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 1,000,000, plus the number of remaining shares reserved for issuance under the 2003 Equity Compensation Plan on the date Holding Company shareholders approve this Plan, and will include any shares that are subject to grants under the 2003 Equity Compensation Plan that are later forfeited or expire. The following limits also apply with respect to Awards granted under the Plan:

(i)	The maximum number of shares of Common Stock that may be issued in the form of Incentive Stock Options granted under the Plan is 1,000,000, or the full number of shares of Common Stock available under (a) less the number of shares of Common Stock issued pursuant to Non-Statutory Stock Options and Restricted Stock Awards.

(ii)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is 1,000,000.

(iii)	The maximum number of shares of Common Stock that may be subject to all Options and SARs granted under the Plan to any one Participant during a calendar year is 500,000.

(b)	The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding Awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the Awards terminate, expire or are forfeited without vesting or having been exercised or paid, such expired, forfeited or unexercised awards will not be counted toward the award limits stated above, and new Awards may be granted with respect to these shares subject to the limitations set forth in this Section 5, except as otherwise provided for 162(m) purposes.

(c)	To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares of Common Stock that are exchanged by a Participant or withheld by the Holding Company as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Holding Company to satisfy the tax withholding obligations related to any Award under this Plan, will not be counted toward the award limits stated above and shall be available for subsequent Awards under this Plan.

6. OPTIONS

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options to Employees and outside directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a)	Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(b)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(c)	Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option or SAR, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(i)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

(ii)	for no consideration to:

(A)	any member of the individual’s Immediate Family;

(B)	a trust solely for the benefit of members of the individual’s Immediate Family;

(C)	any partnership whose only partners are members of the individual’s Immediate Family; or

(D)	any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6(c), “Immediate Family” includes, but is not necessarily limited to, an individual’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee’s approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

(d)	Special Rules for Incentive Stock Options. Notwithstanding foregoing provisions, the following rules apply to the grant of Incentive Stock Options:

(i)	If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a “ 10% Owner “), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(iii)	To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(iv)	Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(v)	Incentive Stock Options exercised more than three (3) months following the date an Employee terminates employment (for reasons other than death or Disability) will be treated as Non-Statutory Stock Options. In the event employment is terminated due to death or Disability, Incentive Stock Options will remain exercisable for one (1) year from the date the Employee terminates employment.

(e)	Acceleration Upon a Change in Control. Upon a Change in Control, all Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

(f)	Termination of Employment or Service. The following rules apply upon the termination of a Participant’s employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those Options that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, the Participant may exercise only those Options that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term. Incentive Stock Options exercised more than three (3) months following a Participant’s Retirement date will be treated as Non-Statutory Stock Options for tax purposes.

(iii)	Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant’s employment or service due to Disability or death, all Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the Option term.

(iv)	Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant’s Options shall expire immediately upon the effective date of Termination for Cause.

7. STOCK APPRECIATION RIGHTS

An SAR shall provide a Participant with the right to receive a payment, in Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR was granted (the “ base price “) as set forth in the applicable Award Agreement, provided, however, that, in the case of an SAR granted simultaneously with or added to an Option, the base price shall be the Fair Market Value of a share of Common Stock on the date such Option was granted. The maximum term of an SAR shall be ten (10) years or the shorter period of the Option if granted as part of an Option.

(a)	Termination of Employment or Service. The following rules apply upon the termination of a Participant’s employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the SAR term.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, the Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the SAR term.

(iii)	Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant’s employment or service due to Disability or death, all SARs shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the SAR term.

(iv)	Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant’s SARs shall expire immediately upon the effective date of Termination for Cause.

(b)	Acceleration Upon a Change in Control. Upon a Change in Control, all SARs held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the SAR term.

(c)	Determination of Number of Shares Issuable Upon Exercise of an SAR. The number of shares of Common Stock issuable upon the exercise of an SAR shall be determined by dividing:

(i)	the number of shares of Common Stock for which the SAR is exercised multiplied by the amount of appreciation per share of Common Stock (for this purpose the “ appreciation per share of Common Stock “ shall be equal to the amount by which the Fair Market Value of a share of Common Stock on the date that the SAR is exercised exceeds the base price of the SAR)

by

(ii)	the Fair Market Value of a share of Common Stock on the date that the SAR is exercised.

Unless an Award Agreement provides that any fractional shares shall be rounded down and forfeited, the Participant will receive cash in lieu of fractional shares.

8. RESTRICTED STOCK AWARDS

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(b)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(i)	The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(ii)	Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of a Participant, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

(iii)	If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c)	Acceleration of Vesting Upon a Change in Control. Upon a Change in Control, all Restricted Stock Awards held by a Participant as of the date of the Change in Control shall immediately become vested and any further restrictions shall lapse.

(d)	Acceleration of Vesting Upon Retirement Eligibility. The Committee may provide in a Restricted Stock Award Agreement that a Participant shall be vested upon meeting any service, age or other eligibility requirements for Retirement (other than the requirement that employment terminate). If the Committee does not so provide, neither the Participant’s termination of employment nor eligibility for Retirement will cause the Participant to vest in Restricted Stock Awards.

(e)	Termination of Employment or Service. The following rules will govern the treatment of a Restricted Stock Award upon the termination of a Participant’s termination of employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon the termination of a Participant’s employment or service for any reason other than Disability or death, or Termination for Cause, any Restricted Stock Award in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Restricted Stock Award shall become null and void.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, any Restricted Stock Award in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the individual had to such unvested Restricted Stock Award shall become null and void.

(iii)	Disability or Death. Unless otherwise determined by the Committee, in the event of a termination of a Participant’s service due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

(iv)	Termination for Cause. Unless otherwise determined by the Committee, in the event of a Participant’s Termination for Cause, all Restricted Stock Awards in which the Participant had not become vested as of the effective date of such termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.

(f)	Issuance of Certificates. Common Stock for Restricted Stock Awards shall be delivered to the Participant reasonably promptly after the date of grant either by book-entry registration or by delivering to the Participant or a custodian or escrow agent (including, without limitation, the Company or one of its employees) designated by the Committee a stock certificate, registered in the name of the Participant to whom the Restricted Stock Award was granted, evidencing such shares; provided, however , that the Holding Company shall not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Central Federal Corporation 2009 Equity Compensation Plan entered into between the registered owner of such shares and Central Federal Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.

This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(e) shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

(g)	Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on Common Stock with respect to all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded. The Participant shall not be required to return any such dividends or other distributions to the Holding Company in the event of forfeiture of the Restricted Stock Award.

(h)	Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards are entitled to vote or to direct the Plan trustee to vote, as the case may be, all unvested shares of Common Stock subject to the Restricted Stock Award.

(i)	Code Section 162(m) Provisions. Notwithstanding any other provision of the Plan, if the Committee determines, at the time an Award is granted to a Participant who is likely to be a Named Executive, that the Holding Company’s tax deduction could be limited under Code Section 162(m), then the Committee may provide that this Section is applicable to such Award.

(i)	Performance Criteria. If an Award is subject to this Section, then the lapsing of restrictions thereon and the distribution of Common Stock pursuant thereto, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); (ii) return on equity; (iii) return on assets; (iv) revenues; (v) expenses or expense levels; (vi) one or more operating ratios; (vii) stock price; (viii) stockholder return; (ix) market share; (x) cash flow; (xi) capital expenditures; (xii) net borrowing, debt leverage levels, credit quality or debt ratings; (xiii) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; (xiv) net asset value per share; or (xv) economic value added (together, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate, division or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee over a specified performance period that shall not be shorter than one year and otherwise within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m), or any successor provision thereto, and the regulations thereunder. Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in this Section 10(a) not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time and the material terms of the performance goals are disclosed to and approved by the Holding Company shareholders before the compensation is paid.

(ii)	Adjustment Of Awards. Notwithstanding any provision of the Plan to the contrary, with respect to any Award that is subject to this Section and intended to continue to be subject to this Section, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Named Executive or upon a Change in Control.

9. METHOD OF EXERCISING OPTIONS

Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or a cashless exercise with a qualified broker, or, if a SAR has been granted in tandem with an Option, the individual may make payment by electing to utilize the SAR and have some or all of the exercise price paid by withholding of shares. Any Common Stock used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Delivery by the Holding Company of the shares as to which an Option has been exercised shall be made to the person exercising the Option or the designee of such person. If so provided by the Committee upon grant of the Option, the shares received upon exercise may be subject to certain restrictions upon subsequent transfer or sale by the Participant. In the event the Exercise Price is to be paid in full or in part by surrender of Common Stock, in lieu of actual surrender of shares of Common Stock the Holding Company may waive such surrender and instead deliver to or on behalf of the Participant a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Participant to the Holding Company.

10. TERMS AND CONDITIONS OF ALL AWARDS

(a)	TARP Program Compliance. Notwithstanding any provisions of this Plan or any Award Agreement under the Plan or under any other contract, for each fiscal year during any part of which the Holding Company or Bank has participated in the Troubled Assets Relief Program (“TARP”) Capital Purchase Program (“CPP”) under the Emergency Economic Stabilization Act of 2008, Division A of Public Law 110-343 (“EESA”):

(i)	the Holding Company and Bank shall review the Plan to ensure that the compensation under this Plan and the Award Agreements hereunder excludes incentives for the Named Executives to take unnecessary risks that threaten the value of the Holding Company or Bank during the period that the Secretary of the Treasury holds an equity or debt position in the Holding Company or Bank;

(ii)	a Named Executive must repay, and the Holding Company and Bank must recover, any bonus or incentive compensation paid to a Named Executive under the Plan and the Award Agreements hereunder based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate, or any other materially inaccurate performance metric criteria, and every Award Agreement under the Plan will be required to have these provisions apply to it;

(iii)	the Holding Company and Bank will not make any golden parachute payment (as defined in the October Interim Final Rule set out in 31 CFR Part 30 on October 20, 2008, or later guidance under EESA) to its Named Executives under the Plan during the period the Secretary holds an equity or debt position in the Holding Company or Bank (i.e., no payments of over three times base compensation that are triggered by a change in control or by a termination of employment that is involuntary, or in connection with bankruptcy filing or insolvency, will be made to an Named Executive), and any amount that would be paid but for this Section 10(a)(iii) will be forfeited on the date it would otherwise have been paid, unless the Committee determines otherwise consistent with the TARP rules; and

(iv)	the Holding Company or Bank will not claim a deduction for federal income tax purposes for remuneration under the Plan that would not be deductible if 26 U.S.C. 162(m)(5) were to apply to the Holding Company or Bank (i.e., no deduction will be claimed for compensation over $500,000 paid to any Named Executive).

The provisions in this Section 10 are intended to ensure compliance by the Holding Company and the Bank with all the requirements for TARP participants and all of the guidance and rules promulgated under EESA, and these restrictions will only apply to Awards to the extent required by EESA and the guidance and rules promulgated thereunder. The Holding Company and the Bank will comply with all applicable requirements of TARP and these provisions are to be interpreted and applied as the rules and guidance for TARP require.

The Board of Directors shall adopt additional policies to apply benefits restrictions or other rules to the Plan if required by any TARP guidance, and any such policies are not subject to shareholder approval under Section 17 of the Plan. Any such policy will be considered part of the terms of the Plan from the effective date of adoption.

(b)	Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a permitted transferee; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative.

11. RIGHTS OF INDIVIDUALS

No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of book-entry registration or issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual’s services.

12. DESIGNATION OF BENEFICIARY

With the Committee’s consent, an individual may designate a person or persons to receive, upon the individual’s death, any Award to which the individual would then be entitled. This designation shall be made upon forms supplied by, or otherwise acceptable to, and delivered to the Holding Company. A designation of beneficiary may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual’s estate shall be deemed to be the beneficiary for purposes of the Plan.

13. DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie Awards already made under the Plan; and

(c)	adjustments in the Exercise Price of outstanding Options or base price of outstanding SARs.

Any adjustment of an Award under this Section shall be made in such a manner so as not to constitute a modification within the meaning of Section 424(h) of the Code (even though such section may not otherwise be applicable). All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14. TAXES

Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

(a)	the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

(b)	the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

(c)	any combination of (a) and (b), above; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock related to an Option transferred by the individual in accordance with this Plan.

15. NOTIFICATION UNDER SECTION 83(b)

The Committee can prohibit or require that an individual, within 30 days of the grant of an Award, make the election permitted under Section 83(b) of the Code, and the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

16. CHANGE IN CONTROL

In the event of a Change of Control, each outstanding Option or SAR may be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding Options or to substitute equivalent options or rights, then each Option, at the direction and discretion of the Committee:

(a)	may (subject to such conditions, if any, as the Committee deems appropriate under the circumstances) be cancelled unilaterally by the Holding Company in exchange for (a) a transfer to such Participant of the number of whole shares of Common Stock, if any, equal in Fair Market Value to the then-difference between the exercise price of the Option or SAR and the Fair Market Value of the Common Stock issuable upon the Option’s or SAR’s exercise, or (b) a cash payment equal to the then-difference between the exercise price of the Option or SAR and the Fair Market Value of the Common Stock issuable upon the Option’s or SAR’s exercise.

(b)	may be cancelled unilaterally by the Holding Company if the exercise price equals or exceeds the Fair Market Value of a share of Common Stock on a date set by the Board of Directors.

17. AMENDMENT OF THE PLAN AND AWARD GRANTS

(a)	Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding Award without the written permission of the affected individual.

(b)	Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c)	In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

(i)	allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

(ii)	allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant; or

(iii)	extends the Option term, unless and until the Committee determines that such extension does not cause the Option to cease to be exempt from Code Section 409A because it does not constitute a deferral of compensation that would subject the Option to the excise taxes provided under Code Section 409A.

(d)	Notwithstanding Section 17 above, no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the shareholders of the Company:

(i)	if such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Section 13) or changes the designation or class of persons eligible to receive Awards under the Plan; or

(ii)	to make any grants of Awards after any change in the granting corporation (for example, by assumption of the Plan by another corporation) or in the definition of Common Stock; or

(iii)	if counsel for the Holding Company determines that such approval is otherwise required by or necessary to comply with applicable law.

(e)	It is intended that Awards granted under the Plan shall be exempt from taxation under Section 409A of the Code unless otherwise determined by the Committee at the time of grant. In that respect the Committee can intend and provide instead that an Award is subject to Section 409A. If an Award is intended to be subject to Section 409A, Participants that are “specified employees” (as defined under Section 409A), shall not begin to be paid or be paid under any Award for six months after separation from service where payment is triggered by that separation, but only to the extent that such Award would otherwise be subject to taxation under Section 409A if no such delay is imposed. The Participant will receive any amounts delayed under this Section in one lump sum payment on the date that is six months after the Participant’s separation from service, unless a different treatment of the six month delay is specifically stated in the Award Agreement.

18. TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate upon the earlier of:

(a)	March 19, 2019, which is ten (10) years after the original Effective Date of the Plan; or

(b)	the issuance of a number of shares of Common Stock pursuant to the exercise of Options and Stock Appreciation Rights and the vesting of Restricted Stock Awards equal to the maximum number of shares reserved under the Plan, as set forth in Section 5. The Board of Directors may suspend or terminate the Plan at any time; provided, however, that, except as otherwise specifically provided hereunder or in an Award Agreement, no such action will adversely affect an individual’s vested rights under a previously granted Award, without the consent of the affected individual.

19. APPLICABLE LAW

The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

CENTRAL FEDERAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

MAY 16, 2013

10:00 A.M. LOCAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Timothy T. O’Dell and Thad R. Perry, and each of them, with full power of substitution, as proxies for the undersigned, and to vote all shares of common stock of Central Federal Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio on Thursday, May 16, 2013 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof as follows:

(1)	The election as directors of the nominee listed below (except as marked to the contrary below).

Thomas P. Ash

James Howard Frauenberg, II

Donal Malenick

FOR ALL	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	Advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2013 Annual Meeting of Stockholders.

FOR	AGAINST	ABSTAIN

(3)	Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN

(4)	Approval of the First Amendment to the Central Federal Corporation 2009 Equity Compensation Plan to increase the number of shares of common stock reserved for awards thereunder to 1,500,000.

FOR	AGAINST	ABSTAIN

(5)	Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2013.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN

PROPOSAL 1 ABOVE, “FOR” PROPOSAL 2, 4 AND 5, AND “EVERY 1 YEAR” ON PROPOSAL 3

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, 4 AND 5, AND “EVERY 1 YEAR” ON PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of copies of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated April 16, 2013 and the 2012 Annual Report to Stockholders. The undersigned hereby revokes any proxies submitted previously.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE